EXHIBIT 1.1


                                                                 EXECUTION COPY




















                        RECKSON ASSOCIATES REALTY CORP.
                            UNDERWRITING AGREEMENT




























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                                                 TABLE OF CONTENTS

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
Section 1.        Representations and Warranties.................................................................3

         (a)      Representations and Warranties by the Company and the Operating Partnership....................3

         (b)      Officers' Certificates........................................................................12

Section 2.        Sale and Delivery to Underwriters; Closing....................................................12

         (a)      Underwritten Securities.......................................................................12

         (b)      Option Underwritten Securities................................................................13

         (c)      Payment.......................................................................................13

         (d)      Denominations; Registration...................................................................14

Section 3.        Covenants of the Company and the Operating Partnership........................................14

         (a)      Compliance with Securities Regulations and Commission Requests................................14

         (b)      Filing of Amendments..........................................................................14

         (c)      Delivery of Registration Statements...........................................................14

         (d)      Delivery of Prospectuses......................................................................15

         (e)      Continued Compliance with Securities Laws.....................................................15

         (f)      Blue Sky Qualifications.......................................................................15

         (g)      Earnings Statement............................................................................15

         (h)      Reporting Requirements........................................................................16

         (i)      Listing.......................................................................................16

         (j)      Restriction on Sale of Securities.............................................................16

         (k)      REIT Qualification............................................................................16

         (l)      Reservation of Securities.....................................................................16

         (m)      Use of Proceeds...............................................................................16

         (n)      Exchange Act Filings..........................................................................16

         (o)      No Manipulation of Market for Securities......................................................16

         (p)      Rule 462(b) Registration Statement............................................................16

Section 4.        Payment of Expenses...........................................................................17

         (a)      Expenses......................................................................................17

         (b)      Termination of Agreement......................................................................17

Section 5.        Conditions of Underwriters' Obligations.......................................................17

         (a)      Effectiveness of Registration Statement.......................................................17

         (b)      Opinion of Counsel for Company................................................................18

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                                                 TABLE OF CONTENTS
                                                    (continued)

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         (c)      Opinion of Counsel for Underwriters...........................................................18

         (d)      Officers' Certificate.........................................................................18

         (e)      Accountant's Comfort Letter...................................................................19

         (f)      Bring-down Comfort Letter.....................................................................19

         (g)      Ratings.......................................................................................19

         (h)      Approval of Listing...........................................................................19

         (i)      Lock-up Agreements............................................................................19

         (j)      Over-Allotment Option.........................................................................19

         (k)      Additional Documents..........................................................................20

         (l)      Termination of Terms Agreement................................................................20

Section 6.        Indemnification...............................................................................20

         (a)      Indemnification of Underwriters...............................................................20

         (b)      Indemnification of Company, Directors and Officers............................................21

         (c)      Actions against Parties; Notification; Settlement without Consent if Failure to
                  Reimburse.....................................................................................22

Section 7.        Contribution..................................................................................22

Section 8.        Representations, Warranties and Agreements to Survive Delivery................................23

Section 9.        Termination...................................................................................23

         (a)      Underwriting Agreement........................................................................23

         (b)      Terms Agreement...............................................................................23

         (c)      Liabilities...................................................................................24

Section 10.       Default by One or More of the Underwriters....................................................24

Section 11.       Notices.......................................................................................25

Section 12.       Parties.......................................................................................25

Section 13.       Governing Law and Time........................................................................25

Section 14.       Effect of Headings............................................................................25

Section 15.       Counterparts..................................................................................25

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                        RECKSON ASSOCIATES REALTY CORP.
                           (a Maryland corporation)


               Common Stock, Warrants to Purchase Common Stock,
  Preferred Stock, Depositary Shares and Warrants to Purchase Preferred Stock


                            UNDERWRITING AGREEMENT

                                                              December 9, 2004

To the Representatives named in a Terms Agreement


Ladies and Gentlemen:

     Reckson Associates Realty Corp., a Maryland corporation (the "Company"), proposes to issue and sell up to $594,314,654 aggregate initial public offering price of its (i) shares of common stock, par value $0.01 per share (the "Common Stock"), (ii) warrants to purchase shares of Common Stock (the "Common Stock Warrants"), (iii) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), (iv) depositary shares representing interests in its preferred stock (the "Depositary Shares"), or (v) warrants to purchase shares of Preferred Stock (the "Preferred Stock Warrants"), or any combination thereof, from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

     The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable articles supplementary (each, the "Articles Supplementary") relating to such series of Preferred Stock.

     Each issue of Common Stock Warrants and Preferred Stock Warrants (collectively, the "Warrants") will be issued pursuant to a separate warrant agreement (each, a "Warrant Agreement") between the Company and the warrant agent identified therein (each, a "Warrant Agent"). The Warrants may vary, as applicable, as to, among other terms, title, type, specific number, exercise dates or periods, exercise price(s), expiration date(s) and terms of the related Underlying Securities (as defined below).

     As used herein, "Securities" shall mean the Common Stock, Common Stock Warrants, Preferred Stock, Depositary Shares, Preferred Stock Warrants, or any combination thereof, initially issuable by the Company and "Underlying Securities" shall mean the Common Stock, or Preferred Stock, issuable upon exercise of the Warrants, as applicable, or upon conversion of the Preferred Stock.

     Whenever the Company determines to make an offering of Securities through the Representatives, or through an underwriting syndicate managed by the Representatives, the Representatives and the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, the Representatives and such other underwriters, if any, selected by the Representatives as have authorized the Representatives to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include the Representatives, whether acting alone in the sale of Underwritten Securities (as defined below) or as a

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member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof); provided, that the Company is not obligated, and shall have complete and absolute discretion to determine if and when, to make any offering, to make any offering through the Representatives or any other person, or to enter into any Terms Agreement. Prior to the execution of a Terms Agreement, this Underwriting Agreement shall not be construed as an obligation of the Company to sell any Securities or as an obligation of any of the Underwriters to purchase Securities. The obligation of the Company to issue and sell any Securities and the obligation of any of the Underwriters to purchase any Securities shall be evidenced by the Terms Agreement with respect to the Underwritten Securities specified therein. The Terms Agreement relating to the offering of Securities shall specify the number of Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof), the name of any Underwriter other than the Representatives acting as co-manager in connection with such offering, the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities, as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives, acting for themselves and, if applicable, as representatives of any other Underwriters.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-46883), for the registration of the Securities and the Underlying Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus constituting a part thereof and the applicable prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; provided, however, a prospectus supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Underwritten Securities to which it relates, and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance


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upon Rule 434 of the 1933 Act Regulations, and all references in this
Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

     The term "Subsidiary" means a corporation or a partnership a majority of the outstanding voting stock, partnership or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or Reckson Operating Partnership, L.P. (the "Operating Partnership"), a Delaware limited partnership, or by one or more other Subsidiaries of the Company or the Operating Partnership.

     Section 1. Representations and Warranties.

     (a) Representations and Warranties by the Company and the Operating Partnership. Each of the Company and the Operating Partnership represents and warrants, jointly and severally, to the Representatives, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

          (1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission or the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or the state securities authority of any jurisdiction.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement, any Rule 462(b) Registration Statement and any


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amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at each Representation Date, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

     Each preliminary prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Company has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

          (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at each Representation Date, or during the period specified in Section 3(e), did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (4) Financial Statements. The financial statements included, or incorporated by reference, in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the respective entity or entities or group presented therein at the respective dates indicated and the statement of operations, stockholders' equity and cash flows data of such entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present



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fairly, in accordance with GAAP, the information required to be stated
therein. In addition, any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines of the Public Company Accounting Oversight Board ("PCAOB") with respect to pro forma information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof were then reasonable and the adjustments used therein were then appropriate to give effect to the transactions and circumstances referred to therein. All historical financial statements and information and all pro forma financial statements and information relating to the Company or any entity acquired or to be acquired by the Company required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations are included, or incorporated by reference, in the Registration Statement and the Prospectus.

          (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise whether or not arising in the ordinary course of business, which would be material to the Company and the Operating Partnership, taken as a whole (anything which would be material to the Company and the Operating Partnership taken as a whole, being hereinafter referred to as "Material;" and such a material adverse change, a "Material Adverse Effect"), (B) no casualty loss or condemnation or other adverse event with respect to any of the interests held directly or indirectly in any of the real properties or real property interests, including without limitation, any interest or participation, direct or indirect, in any mortgage obligation owned, directly or indirectly, by the Company, the Operating Partnership or any Subsidiary (the "Properties") has occurred which would be Material, (C) there have been no transactions or acquisitions entered into by the Company, the Operating Partnership or any Subsidiary, other than those in the ordinary course of business, which would be Material, (D) except for regular quarterly distributions on Common Stock in amounts per share that are consistent with past practice and regular quarterly distributions on units of the Operating Partnership (the "Units"), there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any distribution by the Operating Partnership with respect to its Units, and (E) there has been no increase in the long term debt or decrease in the capital stock of the Company, the Operating Partnership or any Subsidiary.

          (6) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or be in good standing would not result in a Material Adverse Effect.

          (7) Good Standing of the Operating Partnership. The Operating Partnership is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the applicable Terms Agreement. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership and holds such number and/or percentage of Units as disclosed in the Prospectus as of the dates set forth



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therein. The Amended and Restated Agreement of Limited Partnership of the
Operating Partnership, dated June 2, 1995, as amended through December 6, 1995 (the "Operating Partnership Agreement"), is in full force and effect.

          (8) Good Standing of the Subsidiaries. Each Subsidiary that is a "significant subsidiary" as such term is defined in Section 1-02 of Regulation S-X (each a "Significant Subsidiary," and collectively, the "Significant Subsidiaries") is listed on Exhibit B hereto and has been duly organized and is validly existing as a corporation, limited partnership, limited liability company or other legal entity, as the case may be, in good standing under the laws of the state of its jurisdiction of incorporation or organization, as the case may be, with the requisite power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus. Each such entity is duly qualified or registered as a foreign corporation, limited partnership or limited liability company or other legal entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other equity interests of each such entity has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and are owned directly or indirectly by the Company or the Operating Partnership, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (collectively, "Liens"). No shares of capital stock or other equity interests of such entities are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock or other equity interests of such entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or other equity interests or any other securities of such entities, except as disclosed in the Prospectus.

          (9) Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 25,000,000 shares of excess stock, par value $.01 per share, and 75,000,000 shares of preferred stock, par value $.01 per share, of which 76,104,918 shares of such Common Stock, 3,583,596 Common Units of limited partnership interest (including 465,845 Class C Common Units) and no shares of such preferred stock or excess stock are issued and outstanding on the date hereof. All issued and outstanding shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws), and none of such shares of capital stock were issued in violation of preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company, the Operating Partnership or any Subsidiary is a party or otherwise. Except for shares of Common Stock issuable upon exchange of Units or upon the exercise of options under the stock option plans and/or distribution reinvestment plans of the Company, there are no shares of capital stock of the Company reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company and, except as granted in this Underwriting Agreement, any Terms Agreement or any Warrant Agreement, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such stock or any other securities of the Company.

          (10) Authorization of Units. All the issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws). There are no Units reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or


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otherwise) or warrants to purchase or to subscribe for Units, except for rights granted to the partners in Omni Partners, L.P. (the "Omni Partnership") and the rights of holders of Class C Common Units and Series D and F preferred Units.

          (11) Authorization of Common Stock. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Stock, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and delivered by the Company pursuant to this Underwriting Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company, the Operating Partnership or any Subsidiary is a party, or otherwise. No holder of such Underwritten Securities will be subject to personal liability by reason of being such a holder.

          (12) Authorization of Preferred Stock. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Stock, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. The applicable Preferred Stock, when issued and delivered by the Company pursuant to this Underwriting Agreement and such Terms Agreement against payment of the consideration therefor, specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company, the Operating Partnership or any Subsidiary is a party, or otherwise. No holder of Preferred Stock will be subject to personal liability by reason of being such a holder. The applicable Articles Supplementary will be in full force and effect prior to the Closing Time and will comply with all applicable legal requirements.

          (13) Authorization of Warrants. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Warrant Agreement and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (14) Authorization of Warrant Agreement. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants, each applicable Warrant Agreement has been, or prior to the issuance of such Underwritten Securities will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally or by general equitable principles.

          (15) Authorization of Underlying Securities. If the Underlying Securities related to the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common


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Stock or Preferred Stock, such Underlying Securities have been, or as of the date of such Terms Agreement will have been, duly authorized and reserved for issuance by the Company upon exercise of the Common Stock Warrants or Preferred Stock Warrants, as applicable, or upon conversion of the related Preferred Stock or Depositary Shares, as applicable. If the Underlying Securities include Common Stock or Preferred Stock, such Underlying Securities, when issued upon such exercise or conversion, as applicable, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company, the Operating Partnership or any Subsidiary is a party, or otherwise. No holder of such Common Stock or Preferred Stock will be subject to personal liability by reason of being such a holder.

          (16) Descriptions of the Underwritten Securities, Underlying Securities and Warrant Agreement. The Underwritten Securities being sold pursuant to the applicable Terms Agreement and each applicable Warrant Agreement, as of the date of the Prospectus, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement. The form of stock certificate or warrant to be used to evidence the Underwritten Securities or any Underlying Securities will be in due and proper form and will comply with all applicable legal requirements.

          (17) Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company and the Operating Partnership, to the extent each is a party thereto and, assuming due authorization, execution and delivery by the Representatives, is enforceable against the Company and the Operating Partnership, to the extent each is a party thereto, in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles.

          (18) Absence of Defaults and Conflicts. None of the Company, the Operating Partnership or any Subsidiary (A) is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement or other organizational document, as the case may be, or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any such entity is a party or by which any of them may be bound, or to which any of its property or assets may be bound or subject (collectively, "Agreements and Instruments"), except (with respect to clause (B) only) for such violations or defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and each applicable Warrant Agreement and Deposit Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Operating Partnership in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company and the Operating Partnership with its obligations hereunder and thereunder have been duly authorized by all necessary corporate or partnership action, as the case may be, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company, the Operating Partnership or any Subsidiary pursuant to, any Agreements and

Instruments, except for such conflicts, breaches, defaults, Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of (A) the charter or by-laws of the Company or the organizational documents of the Operating Partnership or any Subsidiary or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any Subsidiary or any of their assets, properties or operations, except (with respect to clause (B) only) for such violations that would not have a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a material portion of such indebtedness by the Company, the Operating Partnership or any Subsidiary.

          (19) Absence of Labor Dispute. No labor dispute with the employees of the Company, the Operating Partnership or any Subsidiary exists or, to the knowledge of the Company and the Operating Partnership, is imminent, and the Company and the Operating Partnership are not aware of any existing or imminent labor disturbance by the employees of any of their or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which dispute or disturbance, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (20) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company and the Operating Partnership, threatened against or affecting the Company, the Operating Partnership or any Subsidiary or any of their respective assets, properties or operations or any officer or director of the Company which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of this Underwriting Agreement, the applicable Terms Agreement or any applicable Warrant Agreement or Deposit Agreement or the transactions contemplated herein or therein. The aggregate of all pending legal or governmental proceedings to which the Company, the Operating Partnership or any Subsidiary is a party or of which any of their respective assets, properties or operations is the subject that are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (21) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required and the descriptions thereof or references thereto are correct in all Material respects.

          (22) REIT Qualification. At all times since January 1, 1995 the Company has been, and upon the sale of the applicable Underwritten Securities, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for qualification as a real estate investment trust under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost.

          (23) Investment Company Act. Each of the Company, the Operating Partnership and any Significant Subsidiary is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (24) Intellectual Property. To the knowledge of the Company and the Operating Partnership, none of the Company, the Operating Partnership or any Subsidiary is required to own, possess or obtain the consent of any holder of any trademarks, service marks, trade names or copyrights not now lawfully owned, possessed or licensed in order to conduct the business now operated by such entity, and none of the Company, the Operating Partnership or any Subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such proprietary rights, and which infringement or conflict (if the subject of any unfavorable decisions, ruling or finding) singly or in the aggregate would result in any Material Adverse Effect.

          (25) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other entity or person is necessary or required for the performance by the Company and the Operating Partnership of its obligations under this Underwriting Agreement or the applicable Terms Agreement or in connection with the transactions contemplated under this Underwriting Agreement, such Terms Agreement or any applicable Warrant Agreement or Deposit Agreement, except such as have been already obtained or as may be required under state securities laws or under the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or under state securities or real estate syndication laws.

          (26) Possession of Licenses and Permits. Each of the Company, the Operating Partnership and the Subsidiaries possesses such certificates, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such Governmental Licenses the failure to obtain would not, singly or in the aggregate, result in a Material Adverse Effect. The Company, the Operating Partnership and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Company, the Operating Partnership nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (27) Registration Rights. Except as disclosed in the Prospectus and for registration rights of holders of Units, rights of purchasers of Common Stock in the offering made concurrently with the initial public offering of Common Stock by the Company, and for partners in the Omni Partnership, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (28) Title to Property. The Company, the Operating Partnership, the Subsidiaries or any joint venture partnership in which the Company owns an interest, as the case may be, have good and marketable fee simple title or leasehold title, as the case may be, to all real property and related improvements and other assets owned or leased, or represented to be owned or leased, as applicable, by the Company, the Operating Partnership or the Subsidiaries, respectively, and good title to all other properties owned by them, and any improvements thereon and all other assets that are required for the effective operation of such properties in the manner in which they currently are operated, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are Permitted Encumbrances

(as defined below). All liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any of the Company, the Operating Partnership, the Subsidiaries or any joint venture partnership in which the Company owns an interest that are required to be disclosed in the Prospectus are disclosed therein. Each of the Properties comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not in the aggregate have a Material Adverse Effect. There are in effect for the assets of each of the Company, the Operating Partnership, the Subsidiaries or any joint venture partnership in which the Company owns an interest, insurance policies covering the risks and in amounts that are commercially reasonable for the types of assets owned by them and that are consistent with the types and amounts of insurance typically maintained by prudent owners of properties similar to such assets in the markets in which such assets are located, and none of the Company, the Operating Partnership, the Subsidiaries or any joint venture partnership in which the Company owns an interest has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such assets or any notices of cancellation or intent to cancel any such policies. Neither the Company nor the Operating Partnership has knowledge of any pending or threatened litigation, moratorium, condemnation proceedings, zoning change, or other similar proceeding or action that could in any manner affect the size of, use of, improvements on, construction on, access to or availability of utilities or other necessary services to the Properties, except such proceedings or actions that would not have a Material Adverse Effect. All of the leases and subleases material to the business of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, and under which the Company, the Operating Partnership or any Subsidiary holds Properties described in the Prospectus, are in full force and effect, and neither the Company, the Operating Partnership nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, the Operating Partnership or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company, the Operating Partnership or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease. "Permitted Encumbrance" shall mean (a) liens on certain Properties securing any indebtedness of the Company, the Operating Partnership, any Subsidiary or joint venture partnership obligations, (b) other liens which are expressly described in, or which are incorporated by reference into, the Prospectus and (c) customary easements and encumbrances and other exceptions to title which do not impair the operation, development or use of the Properties for the purposes intended therefor as contemplated in the Prospectus.

          (29) Environmental Laws. Except as otherwise stated in the Registration Statement and the Prospectus and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, to the knowledge of the Company, the Operating Partnership and any Subsidiary, as the case may be, after due inquiry, (A) neither the Company, the Operating Partnership nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance or code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree of judgment relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, the Operating Partnership and any Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings pursuant to any Environmental Law against the Company, the Operating

Partnership or any Subsidiaries, and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, the Operating Partnership or any Subsidiary or any of their assets relating to any Hazardous Materials or the violation of any Environmental Laws.

          (30) Tax Returns. Each of the Company, the Operating Partnership and any Subsidiary has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which an extension has been granted or the failure to so file would not have a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

          (31) Environmental Consultants. None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to certain of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company, the Operating Partnership or any Subsidiary and none of them nor any of their directors, officers or employees is connected with the Company, the Operating Partnership or any Subsidiary as a promoter, selling agent, voting trustee, director, officer or employee.

(32) Title Insurance. The Company, the Operating Partnership and any Subsidiary, as the case may be, have obtained title insurance on the fee interests and leasehold interests in each of the Properties in an amount at least equal to the greater of (A) the mortgage indebtedness on each such Property and (B) the purchase price paid for each such Property (in the case of any Property having been acquired by the Operating Partnership via an exchange of Units for partnership interests in the entity holding such property, the "purchase price" of such Property being deemed to be the sum of
(i) the per-share price of the Common Stock of the Company on the date such Property was exchanged for Units multiplied by the number of Units exchanged for such Property or interests in the entity holding such Property and (ii) the amount of any assumed indebtedness secured by such Property), except that Omni Partnership has obtained title insurance insuring Omni Partnership's interest in its real property assets in an amount not less than $48 million.

          (33) Absence of Regulation M Violation. None of the Company, the Operating Partnership, the Subsidiaries, nor any of their respective directors, officers, members or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company or any authorized representative of the Operating Partnership and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     Section 2. Sale and Delivery to Underwriters; Closing.

     (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Option Underwritten Securities. In addition, subject to the terms and conditions set forth therein, the Company may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the number of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by the Representatives to the Company setting forth the number of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option Underwritten Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number of Initial Underwritten Securities, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of a fractional number of Option Underwritten Securities.

     (c) Payment. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the office of Sidley Austin Brown & Wood LLP, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 a.m. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of Sidley Austin Brown & Wood LLP, or at such other place as shall be agreed upon by the Representatives and the Company, on the relevant Date of Delivery as specified in the notice from the Representatives to the Company.

     Payment shall be made to the Company by wire transfer of Federal funds or similar same day funds payable to the order of the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for their account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. The Representatives, each individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. The Underwritten Securities, certificates for the Underwritten Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities, certificates for the Underwritten Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 a.m. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     Section 3. Covenants of the Company and the Operating Partnership.

     Each of the Company and the Operating Partnership covenants with the Representatives and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of the 1933 Act Regulations, including Rule 430A and Rule 434, and will notify the Representatives immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act and prior to 4:00 p.m. New York City time on the New York business day next succeeding the date of the applicable Terms Agreement such number of copies of the Prospectus as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the applicable preliminary prospectus or Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the applicable preliminary prospectus or the Prospectus in order that the applicable preliminary prospectus or the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the applicable preliminary prospectus or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the applicable preliminary prospectus or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters and counsel for the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities and any related Underlying Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify or register as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or registered, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities or any related Underlying Securities have been so qualified or registered, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

     (g) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement (in form complying with Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (i) Listing. The Company will use its best efforts to effect and maintain the listing of the Underwritten Securities and any related Underlying Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (j) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time and/or such other date specified in such Terms Agreement, the Company, the Operating Partnership and any other entity or person named in the applicable Terms Agreement will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, the securities specified in such Terms Agreement subject to any conditions listed therein.

     (k) REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for each of its taxable years.

     (l) Reservation of Securities. If the applicable Terms Agreement specifies that any related Underlying Securities include Common Stock, Preferred Stock and/or Depositary Shares, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock and/or Preferred Stock, as applicable, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon exercise of the related Warrants, as applicable, or upon conversion of the Preferred Stock or Depositary Shares, as applicable.

     (m) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (n) Exchange Act Filings. During the period from each Closing Time until March 31, 2006, the Company will deliver to the Representatives, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company as the Representatives may reasonably request.

     (o) No Manipulation of Market for Securities. Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Prospectus, neither the Company nor the Operating Partnership will (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities, and (b) during the time any preliminary prospectus is being distributed pursuant to the terms of this Agreement until the Closing Time, or the Date of Delivery, if any, with respect to such preliminary prospectus (i) sell, bid for or purchase the Underwritten Securities or pay any person any compensation for soliciting purchases of the Underwritten Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (p) Rule 462(b) Registration Statement. If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

     Section 4. Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement and each applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, any Warrant Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Underwritten Securities or any related Underlying Securities,
(iii) the preparation, issuance and delivery of the Underwritten Securities and any related Underlying Securities, any certificates for the Underwritten Securities or such Underlying Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of any warrant agent, and its respective counsel, (v) the qualification of the Underwritten Securities and any related Underlying Securities under state securities and real estate syndication laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities and any related Underlying Securities, if applicable, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities and any related Underlying Securities, if applicable, (ix) the filing fees of the NASD, (x) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720(a)(15) of the Conduct Rules of the NASD), if applicable, (xi) any transfer taxes imposed on the sale of the Underwritten Securities to the several Underwriters, and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

     (b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

Section 5. Conditions of Underwriters' Obligations.

     The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Operating Partnership contained in Section 1 hereof or in certificates of any officer or authorized representative of the Company or the Operating Partnership delivered pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act (and in the case of a Rule 462(b) Registration Statement, such Registration Statement shall have become effective by 10:00 p.m. New York City time on the date of this Agreement) and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission or the state securities authority of any jurisdiction, and any request on the part of the Commission or the state securities authority of any jurisdiction for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) Opinion of Counsel for Company. (i) At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, such opinion shall address such of the items set forth in Exhibit C hereto as may be relevant to the particular offering contemplated or to such further effect as counsel to the Underwriters may reasonably request.

     (i) At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Solomon and Weinberg LLP, special tax counsel for the Company and the Operating Partnership, to the effect that:

          (A) at all times since January 1, 2000, the Company has been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Code and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for qualification as a real estate investment trust under the Code; and

          (B) the statements contained in the Prospectus under the caption "Material Federal Income Tax Consequences" have been reviewed by such counsel and are correct in all material respects as of Closing Time.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, or such other counsel as may be designated by the Representatives together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in paragraphs (1) (with respect to the first sentence only), (2) with respect to the first sentence only), (6), and (18) (with respect to the first and third sentences only) of Exhibit C hereto and the last two paragraphs of Exhibit C hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives, which for this purpose shall include Venable LLP. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or authorized representatives of the Company and the Operating Partnership and certificates of public officials.

     (d) Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership or any Subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company for itself and as general partner of the Operating Partnership and of the chief financial officer or chief accounting officer of the Company for itself and as general partner of the Operating Partnership, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct, in all material respects, with the same force and effect as though expressly made at and as of the Closing Time, (iii) each of the Company and the Operating Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission or by the state securities authority of any jurisdiction.

     (e) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, the Representatives shall have received from Ernst & Young LLP a letter, dated such date, in form and substance satisfactory to the Representatives and counsel to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" as set forth in the PCAOB's Statement on Auditing Standards 72 to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (g) Ratings. At Closing Time and at any relevant Date of Delivery, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization," as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company shall have delivered to the Representatives a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representatives, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company's other securities.

     (h) Approval of Listing. At Closing Time, the Underwritten Securities shall be listed or shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

     (i) Lock-up Agreements. On the date of the applicable Terms Agreement, the Representatives shall have received, in form and substance satisfactory to it, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons or entities listed therein.

     (j) Over-Allotment Option. In the event that the Underwriters are granted an over-allotment option by the Company in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company or the Operating Partnership hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Representatives shall have received:

          (1) A certificate dated such Date of Delivery, of the President or a Vice President of the Company for itself and as general partner of the Operating Partnership and the chief financial officer or chief accounting officer of the Company for itself and as general partner of the Operating Partnership confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (2) The favorable opinion of Sidley Austin Brown & Wood LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b)(i) hereof.

          (3) The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (4) A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

          (5) The favorable opinion of Solomon and Weinberg LLP, special tax counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

     (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

     (l) Termination of Terms Agreement. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4, and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

     Section 6. Indemnification.

     (a) Indemnification of Underwriters. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, and any director, officer, employee or affiliate thereof, as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or of any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (1) above, if such settlement is effected with the written consent of the indemnifying party, which consent shall not be unreasonably withheld; and

          (3) against any and all expense whatsoever (including without limitation, the fees and disbursements of counsel chosen by the Representatives) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (1) above, to the extent that any such expense is not paid under subsection (1) or (2) above; provided, however, that the indemnity agreement provided for in this Section 6(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, however, that neither the Company nor the Operating Partnership shall be required to indemnify any Underwriter with respect to any preliminary prospectus to the extent that any loss, claim, damage or expense of such Underwriter results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the Prospectus and identified to such Underwriter in writing and which corrected Prospectus was furnished by the Company to such Underwriter pursuant to
Section 3(d) hereof but it shall be established that such Prospectus was not sent or given by such Underwriter to the purchaser of the Underwritten Securities at or prior to the written confirmation of such sale and such correction would have cured the defect giving rise to such loss, claim, damage or expense.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and the Operating Partnership, and each person, if any, who controls either of the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act, and any director, officer, employee or affiliate thereof, against any and all loss, liability, claim, damage, and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification; Settlement without Consent if Failure to Reimburse. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the other indemnifying parties defendant in such action and reasonably approved by the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to an indemnifying party), unless such other indemnifying parties or an indemnified party reasonably object to such assumption on the ground that the named parties to any such action (including any impleaded parties) include both such indemnified party and an indemnifying party, and such indemnified party reasonably believes that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgement (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     Section 7. Contribution.

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Operating Partnership and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company and the Operating Partnership are responsible for the balance. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits allocation referred to in the first sentence of this Section 7 but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership, on the one hand, or such Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Operating Partnership.

     The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 7, the Company and the Operating Partnership shall be deemed one party and jointly and severally liable for any obligations hereunder.

     Section 8. Representations, Warranties and Agreements to Survive
                Delivery.

     All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company or authorized representatives of the Operating Partnership submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Operating Partnership, and shall survive delivery of and payment for the Underwritten Securities.

     Section 9. Termination.

     (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by the Representatives upon the giving of 30 days' prior written notice of such termination to the other party hereto.

     (b) Terms Agreement. The Representatives may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and any Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Underwritten Securities, or (ii) there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of or escalation of hostilities or acts of terrorism involving the United States or there is a declaration by the United States of a national emergency or war or escalation thereof or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial, or economic conditions, in each case the effect of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company or the Operating Partnership has been suspended or limited by the Commission or the New York Stock Exchange, or if trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, (iv) a banking moratorium has been declared by either Federal or New York state authorities, or a material disruption in clearance or settlement systems has occurred or
(v) if Preferred Stock is offered and the rating assigned by any nationally recognized statistical rating organization to any shares of preferred stock of the Company as of the date of the applicable Terms Agreement shall have been downgraded since such date or if any such rating organization shall have publicly announced that it has placed any series of Preferred Stock of the Company under surveillance or review, with possible negative implications, as to the rating of such Preferred Stock or any of the Company's other securities.

     (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof, provided, that Sections 1, 6, 7, 8 and 13 hereof shall survive such termination and remain in full force and effect.

     Section 10. Default by One or More of the Underwriters.

     If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Underwritten Securities to be purchased pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter except as provided by
Section 9(c).

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Underwritten Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     Section 11. Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at the address provided in the Terms Agreement; and notices to either the Company or the Operating Partnership shall be directed to them at 225 Broadhollow Road, Melville, New York 11747, attention of Scott H. Rechler, Chairman, Chief Executive Officer and President.

     Section 12. Parties.

     This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and the Operating Partnership and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. GOVERNING LAW AND TIME.

     THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     Section 14. Effect of Headings.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 15. Counterparts.

     This Underwriting Agreement and the applicable Terms Agreements may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall constitute a single instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart of the applicable Terms Agreement, whereupon this Underwriting Agreement, along with the applicable Terms Agreement, will become a binding agreement among the Underwriters, the Company and the Operating Partnership in accordance with their terms.

                                         Very truly yours,


                                         RECKSON ASSOCIATES REALTY CORP.



                                         By:     /s/ Michael Maturo
                                             ----------------------------------
                                             Name:   Michael Maturo
                                             Title:  EVP, CFO and Treasurer



                                         RECKSON OPERATING PARTNERSHIP, L.P.



                                         By:  Reckson Associates Realty Corp.
                                              its General Partner




                                         By:     /s/ Michael Maturo
                                             ----------------------------------
                                             Name:   Michael Maturo
                                             Title:  EVP, CFO and Treasurer




CONFIRMED AND ACCEPTED,
as of the date first above written:

DEUTSCHE BANK SECURITIES INC.


By: /s/ Robert Blumenthal
    ----------------------------------
Name:   Robert Blumenthal
Title:  Managing Director

By: /s/ Geoffrey S. Bedrosian
    ----------------------------------
Name:   Geoffrey S. Bedrosian
Title:  Director

                                                                     Exhibit A


                        RECKSON ASSOCIATES REALTY CORP.
                           (a Maryland corporation)

               Common Stock, Warrants to Purchase Common Stock,
           Preferred Stock, Warrants to Purchase Preferred Stock and
                               Depositary Shares


                                TERMS AGREEMENT


                                                         __________ __, 200[  ]

To:  Reckson Associates Realty Corp.
     225 Broadhollow Road
     Melville, New York  11747


Ladies and Gentlemen:

     We understand that Reckson Associates Realty Corp., a Maryland corporation (the "Company"), proposes to issue and sell [ shares of its common stock, par value $0.01 per share (the "Common Stock")] [ shares of its preferred stock, par value $0.01 per share (the "Preferred Stock")] [ warrants (the "Common Stock Warrants") to purchase common stock, par value $0.01 per share] [ warrants (the "Preferred Stock Warrants") to purchase preferred stock, par value $0.01 per share] ([securities also being hereinafter referred to as] the "Initial Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective number of Initial Underwritten Securities set forth below opposite their names at the purchase price set forth below, and a proportionate share of Option Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below, to the extent any are purchased.

                                                [Number of Initial
Underwriter                                  Underwritten Securities]
-----------                                  -----------------------

Total                                        [$]

The Underwritten Securities shall have the following terms:

                                [Common Stock]

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share: $
Listing requirements:
Black-out provisions:
Lock-up provisions:
Other terms and conditions:
Closing date and location:

                               [Preferred Stock]

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share: $
Dividend payment dates:
Stated value: $
Liquidation preference per share: $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Voting Provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $ plus accumulated dividends, if any, from
Purchase price per share: $
Other terms and conditions:
Closing date and location:

                  [Common Stock] [Preferred Stock] [Warrants]


Title:
Type:
Number:
Warrant Agent:
Issuable jointly with [Common Stock] [Preferred Stock]:  [Yes] [No]
Number of [Common Stock] [Preferred Stock] Warrants issued with each [share of Common Stock] [share of Preferred Stock]:
Date(s) from which or period(s) during which [Common Stock] [Preferred Stock] [Warrants] are exercisable:
Date(s) on which [Common Stock] [Preferred Stock] [Warrants] expire:

Exercise price(s):  $
Initial public offering price:  $
Purchase price:  $
Title of Underlying Securities:
[Number of shares] purchasable upon exercise of one [Common Stock] [Preferred Stock] [Warrant]:
Terms of Underlying Securities:
Other terms and conditions:
Closing date and location:

     All of the provisions contained in the document attached as Annex I hereto entitled "RECKSON ASSOCIATES REALTY CORP.--Common Stock, Warrants to Purchase Common Stock, Preferred Stock, Warrants to Purchase Preferred Stock and Depositary Shares--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Notices to the Representatives can be sent to: [ ].

     Please accept this offer no later than o'clock p.m. (New York City time) on by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.


                                           Very truly yours,



                                           [                        ]

                                           By:
                                               --------------------------------
                                               Name:
                                               Title:  Authorized Signatory



         Acting on behalf of itself and the other named Underwriters.



Accepted:

RECKSON ASSOCIATES REALTY CORP.


By:
    -------------------------------------
    Name:
    Title:

                                                                      Exhibit B

                           SIGNIFICANT SUBSIDIARIES



Reckson 1185 Avenue of the Americas LLC
Reckson MEZZ 1185 Avenue of the Americas LLC
Reckson Tri-State Member LLC
RT Tri-State LLC Metropolitan Partners LLC
Metropolitan Operating Partnership, L.P.
Metropolitan 919 3rd Avenue LLC
Metropolitan 919 Manager LLC
919 JV LLC

                                                                     Exhibit C


                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(b)(i)



          (1) The Company has been duly incorporated and is validly existing as a corporation and is in good standing with the State Department of Assessments and Taxation of Maryland. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement and is duly qualified or registered as a foreign corporation to transact business and is in good standing in the jurisdictions indicated on
Schedule I hereto.

          (2) The Operating Partnership has been duly organized and is validly existing as a limited partnership and is in good standing with the Secretary of State of the State of Delaware. The Operating Partnership has the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement and is duly qualified or registered as a foreign partnership to transact business and is in good standing in the jurisdictions indicated on Schedule I hereto.

          (3) The issued and outstanding shares of capital stock of the Company are duly authorized; all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; to our knowledge, no shares of capital stock of the Company are reserved for any purpose except in connection with (i) the Company's employee stock option plans (collectively, the "Reckson Stock Option Plans") and (ii) the possible issuance of shares of Common Stock upon the exchange of Units; and, to our knowledge, except for the Units and the options issued under the Reckson Stock Option Plans, there are no outstanding securities convertible into or exchangeable for any capital stock of the Company, no outstanding preemptive or similar rights to purchase or to subscribe for shares of such stock or any other securities of the Company arising under Maryland law or under the charter or by-laws of the Company or any contracts to which the Company is a party of which we are aware.

          (4) All the outstanding Units have been duly authorized for issuance by the Operating Partnership to the holders of Units and, assuming that the holders of Units, as limited partners of the Operating Partnership, do not participate in the control of the business of the Operating Partnership, the Units will represent valid and, subject to the qualifications set forth herein, fully paid limited partner interests in the Operating Partnership, as to which the holders of Units, in their capacity as limited partners of the Operating Partnership, will have no liability in excess of their obligations to make contributions to the Operating Partnership, their obligations to make other payments provided for in the Operating Partnership Agreement and their share of the Operating Partnership's assets and undistributed profits (subject to the obligation of a limited partner of the Operating Partnership to repay any funds wrongfully distributed to it). No Units are reserved for any purpose and except for Units which may be issued pursuant to the "put rights" accorded to Odyssey Partners, L.P., under Section 12.4 of the Second Amended and Restated Agreement of Limited Partnership of the Omni Partnership, and the Operating Partnership Agreement in respect of the rights of the holders of the Class C Common Units, Series D and

F preferred units of limited partner interest in the Operating Partnership and except as otherwise described in the Prospectus, to our knowledge, there are no outstanding securities convertible into or exchangeable for any Units and no outstanding preemptive or other similar rights to purchase or subscribe for Units or any other securities of the Operating Partnership arising under the Delaware Revised Uniform Limited Partnership Act or under the Operating Partnership Agreement or any contracts to which the Operating Partnership is a party of which we are aware.

          (5) Each Significant Subsidiary has been duly organized and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, as the case may be, and has the partnership or limited liability company power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and is duly qualified or registered as a foreign limited partnership or foreign limited liability company, as the case may be, to transact business and is in good standing in the jurisdictions indicated on
Schedule I hereto. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other equity interests, as the case may be, of each Significant Subsidiary has been duly authorized and is validly issued, and except with regard to Metropolitan Operating Partnership, L.P., fully paid and non-assessable.

          (6) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

          (7) The Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership.

          (8) [Include if the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Stock or Preferred Stock] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Underwritten Securities, when issued and delivered by the Company pursuant to the Underwriting Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable. The Underwritten Securities will not be subject to preemptive or other similar rights to purchase or subscribe for shares of Common Stock of the Company under the MGCL or under the charter or by-laws of the Company or any contract to which the Company is a party of which we are aware. The form of certificate used to evidence the Underwritten Securities is in due and proper form and complies with the applicable statutory requirements, and with any applicable requirements of the charter or by-laws of the Company. [If applicable, the applicable Articles Supplementary is in full force and effect.]

          (9) [Include if the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants --] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Warrant Agreement and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement therefor may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (10) [Include if the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants --] The [Each] applicable Warrant Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the applicable warrant agent) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (11) [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Stock or Preferred Stock] The Underlying Securities have been duly authorized and reserved for issuance by the Company [upon exercise of the [Common Stock] [Preferred Stock] Warrants] [upon conversion of the related [Preferred Stock]]. The Underlying Securities, when issued upon such exercise, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights.

          (12) The Underwritten Securities being sold pursuant to the applicable Terms Agreement and the [each] applicable Warrant Agreement conform, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform, in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (13) The information in the Prospectus under "Description of Common Stock," "Description of Preferred Stock" and "Description of Warrants," as applicable, if any, or any caption purporting to describe any such Securities, and such other information in the Prospectus Supplement or in any Annual Report on Form 10-K of the Company as may be agreed upon from time to time by the Company and the Representatives, to the extent that it constitutes matters of law, descriptions of statutes, rules or regulations, summaries of legal matters, the Company's charter and by-laws, or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects and fairly summarizes the information required to be disclosed therein.

          (14) (A) To our knowledge, none of the Company, the Operating Partnership or any of the Significant Subsidiaries is in violation of its charter, by-laws, partnership agreement, or other organizational document, as the case may be, and, (B) to our knowledge, no default by the Company, the Operating Partnership or any Significant Subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is filed or incorporated by reference as an exhibit to the Registration Statement to which the Company, the Operating Partnership or any Significant Subsidiary is a party or by which any of them may be bound, except for such defaults that would not have a Material Adverse Effect, and except that we express no opinion concerning whether there has been a default under any such contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument with regard to financial covenants or insurance coverage for acts of terrorism.

          (15) The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement [and each applicable Warrant Agreement] and consummation of the transactions contemplated in the Underwriting Agreement and such Terms Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities) and compliance by the Company, the Operating Partnership or any Significant Subsidiary with its obligations, if any, thereunder do not and, as of the date hereof, will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any Significant Subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, filed or incorporated by reference as an exhibit to the Registration Statement to which the Company, the Operating Partnership or any Significant Subsidiary is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company, the Operating Partnership or any Significant Subsidiary is subject, except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter, by-laws, agreement of limited partnership or limited liability company operating agreement, as applicable, of the Company, the Operating Partnership or any Significant Subsidiary or any applicable Delaware Revised Uniform Limited Partnership Act, Maryland, New York or U.S. federal laws, statute, rule, regulations, or any judgment, order, writ or decree, known to us, of any Delaware, Maryland, New York or U.S. federal government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any Significant Subsidiary or any of their assets, properties or operations.

          (16) To our knowledge, except as disclosed in the Prospectus, there are no pending or threatened actions, suits or proceedings against or affecting any of the Company, the Operating Partnership or any Subsidiary or any of their respective properties or other assets that, if determined adversely to any such entity would individually or in the aggregate have a Material Adverse Effect or would materially adversely affect the ability of the Company and the Operating Partnership to perform their obligations under the Underwriting Agreement and the applicable Terms Agreement.

          (17) The descriptions in the Registration Statement of the contracts and other documents filed as exhibits to the Company's Annual Report on Form 10-K to which the Company, the Operating Partnership or any Subsidiary is a party are accurate in all material respects. To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

          (18) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

          (19) The Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements (including notes and supporting schedules thereto) and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, schedules, or other financial data as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (20) The documents incorporated by reference in the Prospectus (other than the financial statements (including notes and supporting schedules thereto) and other financial data included or incorporated by reference therein or omitted therefrom, and for statistical information derived from such other financial statements, schedules, or financial data, as to which we express no opinion), when they were filed with the Commission (or, if later, upon the filing of an amendment thereto), complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (21) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware, Maryland, New York or U.S. federal court or governmental authority or agency is necessary or required for the performance by the Company or the Operating Partnership of its obligations under the Underwriting Agreement or the applicable Terms Agreement or in connection with the transactions contemplated under the Underwriting Agreement or such Terms Agreement other than under the 1933 Act or the 1933 Act Regulations, which have been obtained, or as may be required under the by-laws and rules of the NASD, state securities or blue sky laws or real estate syndication laws.

          (22) Neither the Company nor the Operating Partnership is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     No fact has come to our attention that has caused us to believe that the Registration Statement (other than the financial statements (including notes and supporting schedules thereto) and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, schedules or other financial data, as to which we do not express any belief), at the time the Registration Statement or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements (including notes and supporting schedules thereto) and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, schedules or other financial data, as to which we do not express any belief), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Maryland, upon the opinions of Venable LLP (which opinion shall be dated and furnished to the Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the counsel for the Underwriters may rely on such opinion as if it were addressed to them), and
(B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                  Schedule I
                                  ----------


1. Reckson Associates Realty Corp.
o New York
o New Jersey
o Connecticut

2. Reckson Operating Partnership, L.P.
o New York
o New Jersey
o Connecticut

3. Metropolitan Partners LLC
o New York

4. Metropolitan Operating Partnership, L.P.
o New York

                                                                        Annex I
                                                                        -------


        [FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)]

We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

          (i) in our opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

          (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim [consolidated] financial statements of the Company for the [three month periods ended __________, 200__, and __________, 200__, the three and six month periods ended __________, 200__, and __________, 200__, and the three and nine month periods ended __________, 200__, and __________, 200__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")][1] [, a reading of the unaudited interim [consolidated] financial statements of the Company for the _____-month periods ended __________, 200__, and __________, 200__, included in the
     Registration Statement and the Prospectus (the "_____-month financials")][2] [, a reading of the latest available unaudited interim [consolidated] financial statements of the Company],[3] a reading of the minutes of all meetings of the stockholders and directors of the Company [and its subsidiaries] and the Committees of the Company's Board of Directors [and any subsidiary committees] since [day after end of last audited period], inquiries of certain officials of the Company [and its subsidiaries] responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the Public Accounting Oversight Board (United States), as described in AU 722, Interim Financial Information,4 with respect to the [description of relevant periods][5] and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:
_______________________
1    Include the appropriate dates of the 10-Q Financials.

2 Include if non-10-Q interim financial statements are included in the Registration Statement and the Prospectus.

3 Include if the most recent unaudited financial statements are not included in the Registration Statement and the Prospectus.

4 Note that a review in accordance with Statements on Auditing Standards ("SAS") No. 71 is required for an accountant to give negative assurance on interim financial information. A review in accordance with SAS No. 100 will only be performed at the request of the Company and the accountant's report, if any, related to that review will be addressed only to the Company. Many companies have a SAS No. 100 review performed in connection with the preparation of their 10-Q financial statements. See Codification of Statements on Auditing Standards, AU ss. 722 for a description of the procedures that constitute such a review. The comfort letter itself should recite that the review was performed and a copy of the report, if any, should be attached to the comfort letter. Any report issued pursuant to SAS No. 100 that is mentioned in the Registration Statement should also be included in the Registration Statement as an exhibit. If a review in accordance with SAS No. 100 has not and will not be performed by the accountants, they should be prepared to perform certain agreed-upon procedures on the interim financial information and to report their findings thereon in the comfort letter. See Codification of Statements on Auditing Standards, AU ss. 622 for a discussion of reports related to the accountant's performance of agreed-upon procedures. Any question as to whether a review in accordance with SAS No. 100 will be performed by the accountants should be resolved early.

                    [(A) the 10-Q Financials incorporated by reference in the
               Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;][6]

                    [( ) the _____-month financials included in the
               Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;][7]

                    ( ) at [____________, 200__ and at][8] a specified date
               not more than five days[9] prior to the date of the applicable Terms Agreement, there was any change in the __________ of the Company [and its subsidiaries] or any decrease in the _________ of the Company [and its subsidiaries] or any increase in the ___________ of the Company [and its subsidiaries,][10] in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                    ( ) [for the period from ___________, 200__ to
               ___________, 200__ and][11] for the period from _________,
               200__ to a specified date not more than five days prior to

_______________________
5 The relevant periods include all interim unaudited condensed consolidation financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

6 Include if the 10-Q Financials are incorporated by reference in the Registration Statement and the Prospectus.

7 Include if unaudited financial statements, not just selected unaudited data, are included in the Registration Statement and the Prospectus.

8 Include, and insert the date of most recent balance sheet of the Company, if those statements are more recent than the unaudited financial statements included in the Registration Statement and the Prospectus.

9 According to Example A of SAS No. 72, the specified date should be five calendar days prior to the date of the applicable Terms Agreement. However, in unusual circumstances, five business days may be used.

10 The blanks should be filled in with significant balance sheet items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain balance sheet items, including long-term debt, stockholders' equity, capital stock and net current assets.

11 Include, and insert dates to describe the period from the date of the most recent financial statements in the Registration Statement and the Prospectus to the date of the most recent unaudited financial statements of the Company, if those dates are different. Regardless of whether this language is inserted or not, the period including five days prior to the date of the applicable Terms Agreement should run from the date of the last
                                                                Continued . . .

                    the date of the applicable Terms Agreement, there was any
               decrease in __________, ___________ or ___________,[12] in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

          (iii) based upon the procedures set forth in clause (ii) above and a reading of the [Selected Financial Data] included in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived,][13] nothing came to our attention that caused us to believe that the [Selected Financial Data] included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the [Selected Financial Data] are not in agreement with the corresponding amounts in the audited [consolidated] financial statements for the respective periods or that the financial statements not included in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles];[14]

          (iv) we have compared the information in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein. Nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

          [(v) based upon the procedures set forth in clause (ii) above, a reading of the unaudited financial statements of the Company for [the most recent period] that have not been included in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 100, nothing came to our attention that caused us to believe that the unaudited amounts for __________________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or

 _______________________
     financial statement included in the Registration Statement and the Prospectus, not from the later one that is not included in the Registration Statement and the Prospectus.

12 The blanks should be filled in with significant income statements items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain income statement items, including net sales, total and per share amounts of income before extraordinary items and of net income.

13 Include only if there are selected financial data that have been derived from financial statements not included in the Registration Statement and the Prospectus.

14 In unusual circumstances, the accountants may report on "Selected Financial Data" as described in SAS No. 42, Reporting on Condensed Financial Statements and Selected Financial Data, and include in their report in the Registration Statement and the Prospectus the paragraph contemplated by SAS No. 42.9. This situation may arise only if the Selected Financial Data do not include interim period data and the five-year selected data are derived entirely from financial statements audited by the auditors whose report is included in the Registration Statement and the Prospectus. If the guidelines set forth in SAS No. 42 are followed and the accountant's report as included in the Registration Statement and the Prospectus includes the additional language prescribed by SAS No. 42.9, the bracketed language may be eliminated.

     that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited [consolidated] financial statements;]15

          [(vi) we are unable to and do not express any opinion on the [Pro Forma Combining Statement of Operations] (the "Pro Forma Statement") included in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

               (A) read the Pro Forma Statement;

               (B) performed [an audit] [a review in accordance with SAS 100] of the financial statements to which the pro forma adjustments were applied;

               (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

          on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;[16] and

          [(vii) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company;[17] and

_______________________
15 This language should be included when the Registration Statement and the Prospectus include earnings or other data for a period after the date of the latest financial statements in the Registration Statement and the Prospectus, but the unaudited interim financial statements from which the earnings or other data is derived is not included in the Registration Statement and the Prospectus. The blank should be filled in with a description of the financial statement item(s) included.

16 If an audit or a review in accordance with SAS No. 100 has not been performed by the accountants with respect to the underlying historical financial statements, or if negative assurance on the Company's pro forma financial statements is not otherwise available, the accountants should be requested to perform certain other procedures with respect to such pro forma financial statements. See Example O of SAS No. 72.

17 This language is intended to encompass all other financial/numerical information appearing in the Registration Statement and the Prospectus for which comfort may be given, including (but not limited to) amounts appearing in the Registration Statement and the Prospectus narrative and other summary financial data appearing in tabular form (e.g., the capitalization table).

          [(viii) in addition, we [comfort on a financial forecast that is included in the Registration Statement and the Prospectus.[18]


_______________________
18 Accountants' services with respect to a financial forecast may be in one of three forms: an examination of the forecast, a compilation of the forecast or the application of agreed-upon procedures to the forecast. If the accountant is to perform an examination of the forecast included in the Registration Statement and the Prospectus, delivery of the related report should be treated separately in Section 5(f) as follows (remember to change subsequent letters accordingly):

     (f) At the time that the applicable Terms Agreement is executed by the Company, you shall have received from _________________ a report, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such report for each of the other Underwriters, stating that, in their opinion, the forecasted financial statements for the [relevant period or periods] included in the Registration Statement and the Prospectus are presented in conformity with guidelines for presentation of a forecast established by the AICPA, and that the underlying assumptions provide a reasonable basis for management's forecast.

     If the accountant is to perform a compilation of the forecasted financial statements included in the Registration Statement and the Prospectus, delivery of the related report should be treated separately in Section 5(e) as follows: (f) At the time that the applicable Terms Agreement is executed by the Company, you shall have received from _________________ a report, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such report of each of the other Underwriters, stating that they have compiled the forecasted financial statements for the [relevant period or periods] included in the Registration Statement and the Prospectus in accordance with the guidelines established by the AICPA.

     Finally, if the accountant is to perform agreed-upon procedures on a forecast included in the Registration Statement and the Prospectus, SAS No. 72 requires that the accountant first prepare a compilation report with respect to the forecast and attach that report to the comfort letter. The accountant may then report on specific procedures performed and findings obtained.